UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 21, 2019

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue, Union, New Jersey 07083

(Address of principal executive offices) (Zip Code)

(908) 688-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	BBBY	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on October 6, 2019, the Board of Directors (the “Board”) of Bed Bath & Beyond Inc. (the “Company”) appointed Mark J. Tritton as the President and Chief Executive Officer of the Company, effective as of November 4, 2019 (the “Effective Date”). On October 21, 2019, the Board expanded the size of the Board from 13 to 14 members and appointed Mr. Tritton to fill the resulting vacancy, in each case, effective as of the Effective Date.

Also on October 21, 2019, the Board appointed Mr. Tritton and Mary A. Winston, the Company’s current Interim Chief Executive Officer who will step down from that role as of the Effective Date, to serve on the Business Transformation and Strategy Review Committee of the Board (the “Transformation Committee”), in each case, effective as of the Effective Date. Following Ms. Winston’s and Mr. Tritton’s appointment to the Transformation Committee, the Transformation Committee will consist of Andrea Weiss (Chair), John E. Fleming, Patrick R. Gaston, Jeffrey A. Kirwan, Jonathan B. Osborne, Harsha Ramalingam, Mr. Tritton and Ms. Winston.

The Board also determined that as of the Effective Date, Ms. Winston will be considered an independent director for purposes of Nasdaq rules.

Additionally, on October 21, 2019, the Board appointed John E. Fleming, a member of the Compensation Committee of the Board, to serve as Chair of the Compensation Committee, effective as of the Effective Date. Mr. Gaston, the current Chair of the Compensation Committee, will continue to serve as a member of the Compensation Committee.

Each of the actions by the Board described above were taken upon the recommendation of the Nominating and Corporate Governance Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: October 24, 2019	By:	/s/ Robyn M. D’Elia
Robyn M. D’Elia
Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)